EXHIBIT 1

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(f)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: January 10, 2000


MALTA PARTNERS, L.P.                                 MALTA HEDGE FUND, L.P.
By:     SOAM Holdings, LLC,                          By:     SOAM Holdings, LLC,
        the sole general partner                             the sole general partner

By: /s/ Terry Maltese                                By:   /s/ Terry Maltese
    -------------------------------                  -------------------------------
        Terry Maltese                                        Terry Maltese
        President                                            President

MALTA PARTNERS II, L.P.                              MALTA HEDGE FUND II, L.P.
By:     SOAM Holdings, LLC,                          By:     SOAM Holdings, LLC,
        the sole general partner                             the sole general partner

By: /s/ Terry Maltese                                 By:/s/ Terry Maltese
    -------------------------------                  -------------------------------
        Terry Maltese                                        Terry Maltese
        President                                            President

Malta Offshore, Ltd.                                 Sandler O'Neill Asset
                                                     Management LLC

By: /s/ Terry Maltese                                By: /s/ Terry Maltese
    -------------------------------                  -------------------------------
        Terry Maltese                                        Terry Maltese
        President                                            President

SOAM Holdings, LLC                                   Terry Maltese

By: /s/ Terry Maltese                                /s/ Terry Maltese
    -------------------------------                  -------------------------------
        Terry Maltese                                    Terry Maltese
        President